UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
July 19, 2006
Date of Report (Date of earliest event reported)
KOMODO, INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-14869	95-3932052

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

SUITE 1820 - 1111 WEST GEORGIA ST, VANCOUVER BC	V6E 4M3

(Address of principal executive offices)	(Zip Code)
(604) 689-9417
Registrant’s telephone number, including area code

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01   Changes in Registrant's Certifying Accountant.

      Upon notice from Williams & Webster, P .S., Certified Public Accountants, Komodo's independent certifying accountants, our auditors have terminated their relationship, withdrawing as auditors effective as of July 19, 2006.  A copy of the letter from Williams & Webster, P,S. dated July 19, 2006 is attached as Exhibit 16.1. The termination of our relationship with Williams & Webster was unanimously accepted by our board of directors and audit committee on July 19,2006.

      Since engaging Williams & Webster on November 22, 2005, they have not completed an audit and, accordingly, they have not issued any audit report containing an adverse opinion, disclaimer of opinion or modification as to uncertainty, audit scope or accounting principle. Also since engaging Williams & Webster on November 22, 2005 until the date of termination, there have been no disagreements with Williams & Webster on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which, if not resolved to the satisfaction of Williams & Webster, would have caused it to make reference to the subject matter of the disagreement in connection in its report on the financial statements.

      During our two most recent fiscal years and through July 19, 2006 there have been no reportable events as set forth in Regulation S-B, Item 304(a)(1)(iv). Williams & Webster was provided with a copy of this Form 8-K and furnished us with a letter addressed to the Securities and Exchange Commission stating Williams & Webster's agreement with the above statements. A copy of the letter provided to us by Williams & Webster in response to this request is filed as Exhibit 16.2 to this Form 8-K.

      Also on July 19, 2006, our board of directors unanimously approved a resolution to engage Chisholm, Bierwolf & Nilson, LLC, Certified Public Accountants, to become our new independent certifying accountants.  During the two most recent fiscal years and through July 19, 2006, we have not consulted with Chisholm, Bierwolf & Nilson, LLC regarding:

(i)  the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and no written report or oral advice was provided to us by concluding there was an important factor to be considered by us in reaching a decision as to an accounting, auditing or financial reporting issue; or

(ii)  any matter that was the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-B and the related instructions thereto, or a reportable event, as described in Item 304(a)(1)(iv) of Regulation S-B.

Item 9.01 Financial Statements and Exhibits.

      (c)  Exhibits

      Exhibit No.      Description of Exhibits

            16.1            Letter from Williams & Webster, P.S., dated July 19, 2006

            16.2            Letter from Williams & Webster, P.S., dated July 19, 2006, to the Securities and Exchange Commission regarding statements included in this Form 8-K

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KOMODO, INC.
Date: July 24, 2006	By:	/s/ Gordon J. Muir
Gordon J. Muir
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

16.1	Letter from Williams & Webster, P.S., dated July 19, 2006

16.2	Letter from Williams & Webster, P.S., dated July 19, 2006, to the Securities and Exchange Commission regarding statements included in this Form 8-K.